Filed pursuant to Rule 497(e)
Registration Nos. 333-171360; 811-22509

LoCorr Long/Short Equity Fund

Class	A	LEQAX
Class	C	LEQCX
Class	I	LEQIX

Supplement dated October 30, 2015, to the Prospectus dated May 1, 2015, as supplemented August 31, 2015 and Statement of Additional Information (“SAI”), dated May 1, 2015, as supplemented May 12, 2015, and August 31, 2015.

Effective October 30, 2015, Millennium Asset Management, L.L.C. (“Millennium”) no longer serves as a sub-adviser to the LoCorr Long/Short Equity Fund (the “Fund”). Accordingly, all references to Millennium in the Fund’s Prospectus and SAI are removed from those documents and are no longer applicable to the Fund.

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You should read this Supplement in conjunction with the Prospectus dated May 1, 2015, as supplemented August 31, 2015 and the Statement of Additional Information dated May 1, 2015, as supplemented on May 12, 2015, and August 31, 2015.  These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Fund toll-free at 1-855-523-8637.

Please retain this Supplement for future reference.